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                       SUPPLEMENT DATED JANUARY 2, 1996
                    PROSPECTUS DATED FEBRUARY 28, 1995 FOR

                     FINANCIAL HORIZONS INVESTMENT TRUST


This supplement updates certain information in your prospectus. Please read it and keep it with your prospectus for future reference.

      Laura Klebe, Senior Investment Analyst, is now the portfolio manager for the Financial Horizons Investment Trust Growth Fund. Laura received a Bachelor of Science degree and a Masters of Business Administration degree from Case Western Reserve University. Laura joined the Nationwide Insurance Enterprise in June of 1994. Before joining the Enterprise, Laura was employed at Dow Chemical for two and one half years as an Equity Securities Analyst. She replaces John Schaffner who formerly managed the Growth Fund. This information replaces the information on John, which is found in the prospectus under the section entitled Management of the Trust, on page 9, paragraph four.